--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005
                     --------------------------------------

                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

          Missouri                    0-12619               43-0985160
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

   15 Compound Drive, Hutchinson, KS                          67502
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02 Results of Operations and Financial Condition.

      On December 19, 2005, the Company issued a press release relating to the
Company's earnings for the fourth quarter and fiscal year ended October 31, 2005
(the "Original Earnings Release"). A copy of the Original Earnings Release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

      During the course of reviewing the Original Earnings Release, the Company discovered an error in the years listed in the table headings of the Financial
Summary - the 2005 and 2004 table headings were incorrectly reversed. A complete, corrected version of the earnings release, superseding the Original
Earnings Release, was issued on December 20, 2005, and is furnished under Item
9.01 of this Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Collins Industries, Inc. Press Release dated December 19, 2005.

     99.2 Collins Industries, Inc. Press Release dated December 20, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  December 20, 2005
                                       By:     /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:   Cletus C. Glasener
                                       Title:  Vice President of Finance and
                                               Chief Financial Officer

                                       3